SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 1, 2010

THE PARKVIEW GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53491	65-0918608
(State or Other Jurisdiction of Incorporation)	(Commission File No)	(IRS Employer Identification No)

21301 Powerline Road, Suite 103, Boca Raton, FL		33433
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:
(561) 789-4162

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward looking statements to conform these statements to actual results. The following discussion should be read in conjunction with our financial statements and the related notes that appear elsewhere in this report.

Item 5.03 Amendments to Articles of Incorporation or By-Laws: Change in Fiscal Year.

On June 1, 2010, we amended our Certificate of Incorporation (a) to effect a one (1) for three (3) reverse split of our outstanding shares of Common Stock on such date; (b) to increase our total authorized capital shares to 80,000,000 shares, of which 75,000,000 shares are classified as Common Stock, par value $.001 per share, and 5,000,000 shares are classified as Preferred Stock, par value $.001 per share; and (c) to eliminate certain pre-emptive rights of Common Stock holders to purchase shares or securities in proportion to their holdings of Common Stock upon issuance or sale by the Company of shares of stock or other securities.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired. None

(b)	Pro Forma Financial Information. None

(c)	Exhibits

Exhibit No.	Description

3(i).1	Amendment to the Certificate of Incorporation of The Parkview Group, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THE PARKVIEW GROUP, INC.

By:	/s/ Richard B. Frost
Richard B. Frost, Chief Executive Officer

Dated: June 1, 2010